Exhibit 99.1

Investor Contact: Stewart A. Fisher	Media Contact Information: Nanette Pietroforte
EVP and CFO	FischerHealth, Inc.
(610) 409-2225	(310) 577-7870, ext. 161
stewart.fisher@accellent.com	npietroforte@fischerhealth.com

For Immediate Release

Accellent Inc. Announces Fourth Quarter 2005 Financial Results

Wilmington, MA. (March 8, 2006) – Accellent Inc. (the “Company”), a wholly owned subsidiary of  Accellent Holdings Corp. (“Accellent”), announced strong results for the three and twelve months ended December 31, 2005, reflecting contributions from its acquisition of MedSource Technologies, Inc. (“MedSource”) on June 30, 2004  and continued organic growth.

KKR acquisition of Accellent

As previously disclosed, on November 22, 2005, affiliates of Kohlberg Kravis Roberts & Co. L.P. (“KKR”) and Bain Capital (“Bain”) completed the acquisition of the Company in a transaction valued at approximately $1.27 billion. As part of the transaction, members of Accellent management partnered with KKR and Bain by retaining an equity stake in Accellent. The acquisition resulted in several large expenses for merger-related costs, debt prepayment penalties, stock compensation, accelerated interest expense and purchase accounting for inventory. The Company’s results excluding these unusual items can be derived from the tables reconciling net income (loss) to EBITDA to adjusted EBITDA(1).

Recent Acquisitions

As previously announced, the Company completed two acquisitions in the later part of 2005 focused on the growing spine and knee replacement segments of the orthopaedic industry (“2005 acquisitions”). On September 12, 2005 the Company acquired substantially all of the assets of Campbell Engineering, Inc. (“Campbell”) and on October 6, 2005 the Company acquired Machining Technology Group, LLC (“MTG”). The 2005 acquisitions strengthen the Company’s ability to supply a full range of innovative design, quick-turn development, engineering services, component production, and device assembly to its orthopaedic customers. The results from the acquisitions are included in the Company’s historical results from the date of acquisition.

Historical Financial Results

Fourth Quarter Financial Results

Net sales for the fourth quarter of 2005 increased 12.3% to $120.9 million compared with $107.7 million in the corresponding period of 2004. The net loss for the fourth quarter of 2005 was $(116.7) million compared to net income in the corresponding period of 2004 of $0.8 million. The net loss for the fourth quarter of 2005 includes merger related costs of $47.9 million, debt prepayment penalties of $29.9 million, write-offs of deferred financing costs of $14.4 million, $2.4 million of bridge loan expenses, stock based compensation charges of $13.1 million, inventory step charges related to acquisitions of $10.8 million, in-process R&D write-offs of $8.0 million, and restructuring and other expenses of $0.6 million.

Adjusted EBITDA(1) for the fourth quarter of 2005 increased 30.2% to $26.2 million compared to $20.2 million in the corresponding period of 2004. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the financial statements accompanying this press release.

Twelve Month Financial Results

Net sales for the twelve months ended December 31, 2005 increased 44.0% to $461.1 million compared with $320.2 million in the corresponding period of 2004. MedSource was acquired on June 30, 2004, and consequently the 2004 twelve month results only include MedSource from June 30, 2004. The acquisition of MedSource and the 2005 acquisitions accounted for $97.3 million of the increase in net sales for the twelve months ended December 31, 2005. Net loss for the twelve months ended December 31, 2005 was $(104.8) million compared to net loss in the corresponding period of 2004 of $(5.6) million.

Adjusted EBITDA for the twelve months ended December 31, 2005 was $98.3 million compared to $58.4 million in the corresponding period of 2004.

Pro Forma Financial Results(2)

Fourth Quarter Pro Forma Financial Results

Pro forma net sales for the fourth quarter ended December 31, 2005 increased 7.1% to $121.2 million compared with pro forma net sales of $113.1 million in the corresponding period of 2004. The Company’s facility rationalization program negatively impacted fourth quarter 2005 net sales by approximately 5%.

Pro forma Adjusted EBITDA for the fourth quarter ended December 31, 2005 increased 20.1% to $26.3 million compared to pro forma Adjusted EBITDA of $21.9 million in the corresponding period of 2004. Pro forma adjusted EBITDA margins for the fourth quarter of 2005 improved to 21.7% from pro forma adjusted EBITDA margins of 19.4% in the fourth quarter of 2004.

Twelve Month Pro Forma Financial Results

Pro forma net sales for the twelve months ended December 31, 2005 increased 10.3% to $481.0 million compared with pro forma net sales of $436.2 million in the corresponding period of 2004. The Company’s facility rationalization program negatively impacted 2005 net sales by approximately 4%.

Pro forma Adjusted EBITDA for the twelve months ended December 31, 2005 increased 32.7% to $105.5 million compared to pro forma Adjusted EBITDA of $79.5 million in the corresponding period of 2004.

Conference Call

Ron Sparks, President and Chief Executive Officer, and Stew Fisher, Executive Vice President and Chief Financial Officer, will discuss fourth quarter results in a conference call scheduled for today, Wednesday March 8th at 5:00 p.m. (Eastern Time). The teleconference can be accessed live on the Internet through the Investor Relations section of the Accellent Web site at www.accellent.com or by calling (800) 659-2032 pass code 61708165. Please visit the Web site or dial in 10 to 15 minutes prior to the beginning of the call to download and install any necessary audio software. A replay of the conference call will be available via www.accellent.com or by telephone at (888) 286-8010 pass code 48607600.

About Accellent

Accellent Inc. provides fully integrated outsourced manufacturing and engineering services to the medical device industry in the cardiology, endoscopy and orthopaedic markets. Accellent has broad capabilities in design & engineering services, precision component fabrication, finished device assembly and complete supply chain management. These capabilities enhance customers’ speed to market and return on investment by allowing companies to refocus internal resources more efficiently. For more information please visit www.accellent.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended. All statements included herein, other than statements of historical fact, may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from the Company’s expectations are disclosed in the risk factors contained in the Company’s registration statement on Form S-4 filed with the Securities and Exchange Commission on February 14, 2006. All forward-looking statements are expressly qualified in their entirety by such factors.

Accellent Inc.

Consolidated Condensed Statements of Operations

(in thousands)

(unaudited)

	Predecessor		Successor
	Three Months Ended Dec. 31, 2004	Period from Oct. 1 to Nov. 22, 2005	Period from Nov. 23 to Dec. 31, 2005	Combined three months Dec. 31, 2005

Net Sales	$107,684	$71,482	$49,412	$120,894
Cost of Sales	79,241	48,908	44,533	93,441
Gross Profit	28,443	22,574	4,879	27,453
Selling, general & admin. expenses	15,232	21,981	7,298	29,279
Research & development expenses	645	361	352	713
Merger costs	—	47,925	—	47,925
In-Process R&D write-off	—	—	8,000	8,000
Restructuring and other charges	1,493	330	311	641
Amortization of intangibles	1,601	1,070	1,839	2,909
Income (loss) from operations	9,472	(49,093)	(12,921)	(62,014)
Interest expense, net (3)	7,481	19,502	9,301	28,803
Other (income) expense	29	29,880	(198)	29,682
Net income (loss) before income taxes	1,962	(98,475)	(22,024)	(120,499)
Income tax expense (benefit)	1,142	(4,229)	478	(3,751)
Net income (loss)	$820	$(94,246)	$(22,502)	$(116,748)

Accellent Inc.

Reconciliation of Net Income (Loss) to EBITDA to Adjusted EBITDA

(in thousands)

(unaudited)

	Predecessor		Successor
	Three Months Ended Dec. 31, 2004	Period from Oct. 1 to Nov. 22, 2005	Period from Nov. 23 to Dec. 31, 2005	Combined three months Dec 31, 2005

Net income (loss)	$820	$(94,246)	$(22,502)	$(116,748)

Income tax expense (benefit)	1,142	(4,229)	478	(3,751)
Interest expense, net (3)	7,481	19,502	9,301	28,803
Depreciation and amortization	4,863	3,984	3,057	7,041
EBITDA (1)	$14,306	$(74,989)	$(9,666)	$(84,655)

Restructuring and other charges	1,493	330	311	641
Stock based compensation charges	106	13,120	—	13,120
Inventory step-up	—	402	10,352	10,754
Inventory and bad debt reserve	2,479	—	—	—
Debt prepayment penalty	—	29,913	—	29,913
Merger costs	—	47,925	—	47,925
In-Process R&D write-off	—	—	8,000	8,000
Losses from closed facilities	1,202	42	97	139
Other	565	182	227	409
Adjusted EBITDA (1)	$20,151	$16,925	$9,321	$26,246

Accellent Inc.

Pro Forma Consolidated Condensed Statements of Operations

(in thousands)

(unaudited)

	Predecessor		Successor
	Three Months Ended Dec. 31, 2004	Period from Oct. 1 to Nov. 22, 2005	Period from Nov. 23 to Dec. 31, 2005	Combined three months Dec. 31, 2005

Net Sales	$113,141	$71,738	$49,412	$121,150
Cost of Sales	81,801	48,533	44,533	93,066
Gross Profit	31,340	23,205	4,879	28,084
Selling, general & admin. expenses	15,594	21,973	7,298	29,271
Research & development expenses	645	361	352	713
In-Process R&D write-off	—	—	8,000	8,000
Restructuring and other charges	1,493	330	311	641
Amortization of intangibles	4,302	2,482	1,839	4,321
Income (loss) from operations	9,306	(1,941)	(12,921)	(14,862)
Interest expense, net	15,507	8,961	9,301	18,262
Other (income) expense	16	(33)	(198)	(231)
Net loss before income taxes	(6,217)	(10,869)	(22,024)	(32,893)
Income tax expense (benefit)	1,212	(4,205)	478	(3,727)
Net loss	$(7,429)	$(6,664)	$(22,502)	$(29,166)

Accellent Inc.

Reconciliation of Pro Forma Net Income (Loss) to EBITDA to Adjusted EBITDA

(in thousands)

(unaudited)

	Predecessor		Successor
	Three Months Ended Dec. 31, 2004	Period from Oct. 1 to Nov. 22, 2005	Period from Nov. 23 to Dec. 31, 2005	Combined three months Dec. 31, 2005

Net loss	$(7,429)	$(6,664)	$(22,502)	$(29,166)

Income tax expense (benefit)	1,212	(4,205)	478	(3,727)
Interest expense, net	15,507	8,961	9,301	18,262
Depreciation and amortization	6,769	4,792	3,057	7,849
EBITDA (1)	$16,059	$2,884	$(9,666)	$(6,782)

Restructuring and other charges	1,493	330	311	641
Stock based compensation charges	106	13,120	—	13,120
Inventory step-up	—	402	10,352	10,754
Inventory and bad debt reserve	2,479	—	—	—
In-Process R&D write-off	—	—	8,000	8,000
Losses from closed facilities	1,202	42	97	139
Other	563	196	227	423
Adjusted EBITDA (1)	$21,902	$16,974	$9,321	$26,295

Accellent Inc.

Consolidated Statements of Operations

(in thousands)

(unaudited)

	Predecessor		Successor
	Twelve months Ended Dec. 31, 2004	Period from Jan. 1 to Nov. 22, 2005	Period from Nov. 23 to Dec. 31, 2005	Combined Twelve months Dec. 31, 2005

Net Sales	$320,169	$411,734	$49,412	$461,146
Cost of sales	234,396	283,029	44,533	327,562
Gross profit	85,773	128,705	4,879	133,584
Selling, general & admin. expenses	45,912	71,520	7,298	78,818
Research & development expenses	2,668	2,655	352	3,007
Merger costs	—	47,925	—	47,925
In-Process R&D write-off	—	—	8,000	8,000
Restructuring and other charges	3,600	4,154	311	4,465
Amortization of intangibles	5,539	5,730	1,839	7,569
Income (loss) from operations	28,054	(3,279)	(12,921)	(16,200)
Interest expense, net (3)	26,879	43,233	9,301	52,534
Other expense (income)	3,312	29,985	(198)	29,787
Net loss before income taxes	(2,137)	(76,497)	(22,024)	(98,521)
Income tax expense	3,483	5,816	478	6,294
Net loss	$(5,620)	$(82,313)	$(22,502)	$(104,815)

Accellent Inc.

Reconciliation of Net Loss to EBITDA to Adjusted EBITDA

(in thousands)

(unaudited)

	Predecessor		Successor
	Twelve months Ended Dec. 31, 2004	Period from Jan. 1 to Nov. 22, 2005	Period from Nov. 23 to Dec. 31, 2005	Combined Twelve months Dec. 31, 2005

Net loss	$(5,620)	$(82,313)	$(22,502)	$(104,815)

Income tax expense	3,483	5,816	478	6,294

Interest expense, net (3)	26,879	43,233	9,301	52,534
Depreciation and amortization	16,152	20,047	3,057	23,104
EBITDA(1)	$40,894	$(13,217)	$(9,666)	$(22,883)

Restructuring and other charges	3,600	4,154	311	4,465
Stock based compensation charges	266	16,676	—	16,676
Inventory step-up	3,397	522	10,352	10,874
Inventory and bad debt reserve	2,478	(336)	—	(336)
Debt prepayment penalty	3,295	29,913	—	29,913
Merger costs	—	47,925	—	47,925
In-Process R&D write-off	—	—	8,000	8,000
Losses from closed facilities	3,547	871	97	968
Other	925	2,471	227	2,698
Adjusted EBITDA(1)	$58,402	$88,979	$9,321	$98,300

Accellent Inc.

Pro Forma Consolidated Statements of Operations

(in thousands)

(unaudited)

	Predecessor		Successor
	Twelve months Ended Dec. 31, 2004	Period from Jan. 1 to Nov. 22, 2005	Period from Nov. 23 to Dec. 31, 2005	Combined Twelve months Dec. 31, 2005

Net Sales	$436,164	$431,573	$49,412	$480,985
Cost of sales	314,309	292,064	44,533	336,597
Gross profit	121,855	139,509	4,879	144,388
Selling, general & admin. expenses	62,265	72,861	7,298	80,159
Research & development expenses	2,849	2,654	352	3,006
In-Process R&D write-off	—	—	8,000	8,000
Restructuring and other charges	6,182	4,154	311	4,465
Amortization of intangibles	17,270	15,389	1,839	17,228
Income (loss) from operations	33,289	44,451	(12,921)	31,530
Interest expense, net	62,010	55,718	9,301	65,019
Other expense (income)	(56)	149	(198)	(49)
Net loss before income taxes	(28,665)	(11,416)	(22,024)	(33,440)
Income tax expense	4,143	6,161	478	6,639
Net loss	$(32,808)	$(17,577)	$(22,502)	$(40,079)

Accellent Inc.

Reconciliation of Pro Forma Net Income (Loss) to EBITDA to Adjusted EBITDA

(in thousands)

(unaudited)

	Predecessor		Successor
	Twelve months Ended Dec. 31, 2004	Period from Jan. 1 to Nov. 22, 2005	Period from Nov. 23 to Dec. 31, 2005	Combined Twelve months Dec. 31, 2005

Net loss	$(32,808)	$(17,577)	$(22,502)	$(40,079)

Income tax expense	4,143	6,161	478	6,639

Interest expense, net	62,010	55,718	9,301	65,019
Depreciation and amortization	28,840	26,936	3,057	29,993
EBITDA(1)	$62,185	$71,238	$(9,666)	$61,572

Restructuring and other charges	6,182	4,154	311	4,465
Stock based compensation charges	565	16,676	—	16,676
Inventory step-up	3,201	522	10,352	10,874
Inventory and bad debt reserve	2,478	(214)	—	(214)
In-Process R&D write-off	—	—	8,000	8,000
Losses from closed facilities	3,547	872	97	969
Other	1,297	2,896	227	3,123
Adjusted EBITDA(1)	$79,455	$96,144	$9,321	$105,465

Accellent Inc.

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	Predecessor	Successor
	Dec. 31, 2004	Dec. 31, 2005

Assets
Current Assets
Cash and Cash Equivalents	$16,004	$8,669
Accounts Receivable, Net	48,354	54,916
Inventories	58,014	66,467
Prepaid Expenses	3,471	3,877
Total Current Assets	125,843	133,929
Property and Equipment, Net	85,945	116,587
Goodwill	289,461	855,345
Intangibles, Net	81,874	276,109
Other Assets	17,106	26,478
Total Assets	$600,229	$1,408,448

Liabilities and stockholder’s equity
Current Liabilities
Current Portion of Long-Term Debt	$1,961	$4,018
Accounts Payable	20,447	21,289
Accrued Expenses	50,572	39,150
Total Current Liabilities	72,980	64,457
Notes Payable and Long-Term Debt	366,091	697,073
Other Long-Term Liabilities	23,667	28,118
Total Liabilities	462,738	789,648
Redeemable Preferred Stock	30	—
Stockholder’s Equity	137,461	618,800
Total Liabilities and Stockholder’s Equity	$600,229	$1,408,448

(1)           EBITDA and Adjusted EBITDA (including pro forma presentations thereof) presented in this press release are supplemental measures of our performance that are not required by, or presented in accordance with GAAP. EBITDA and Adjusted EBITDA are not measurements of our financial performance under GAAP and should not be considered as alternatives to net income or any other performance measures derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of our liquidity.

EBITDA represents net income (loss) before net interest expense, income tax expense, depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted to give effect to unusual items, non-cash items and other adjustments, all of which are required in calculating covenant ratios and compliance under the indenture governing our senior subordinated notes and under our senior secured credit facility. For the periods presented, Adjusted EBITDA includes adjustments for: restructuring and other related charges, gain on sale of property, certain stock compensation related charges, severance, loss on inventory and accounts receivable acquired as part of MedSource acquisition, write-off of inventory step-up, in-process R&D and merger costs related to acquisitions, executive relocation, losses from closed facilities, debt prepayment penalty and management fees.

We believe that the presentation of EBITDA and Adjusted EBITDA is appropriate to provide additional information to investors about the calculation of certain financial covenants in the indenture governing our senior subordinated notes and under our senior secured credit facility. Adjusted EBITDA is a material component of these covenants. We also present EBITDA because we consider it an important supplemental measure of our performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of high yield issuers, many of which present EBITDA when reporting their results.

(2)           The Company has presented pro forma results of operations for the periods presented because (i) its 2004 historical results do not include operating results for MedSource for the six months ended June 30, 2004 and the operating results of Campbell and MTG and (ii) the capital structure changed significantly on November 22, 2005 as a result of the KKR and Bain acquisition of the Company and related financing and other transactions. Accordingly, the Company believes the pro forma results of operations presented herein are useful in understanding its 2005 and 2004 operating results. The Company’s pro forma results of operations for the periods presented give effect to the following transactions as if they had occurred on January 1, 2004:  the acquisitions of MedSource, Campbell and MTG; and the new debt incurred in connection with the KKR and Bain acquisition of the Company. Costs incurred which were a direct result of the KKR and Bain acquisition and related financing, including merger costs of $47.9 million, debt prepayment penalties of $29.9 million and the write-off of deferred financing costs of $14.4 million, have been excluded from the pro forma results of operations for the periods ended November 22, 2005.  Pro forma Adjusted EBITDA is used in calculating the Company’s covenant compliance under our senior secured credit facilities. The pro forma information included herein is presented for comparative purposes only and does not purport to represent what the Company’s results of operations would actually have been had these transactions occurred on the date indicated or to project the Company’s results of operations for any future period or date. The basis for the Company’s pro forma results related to the acquisitions is detailed in the Company’s registration statement on Form S-4 filed with the Securities and Exchange Commission (Commission File No. 333-130470) on February 14, 2006.

(3)           Interest Expense for the periods ended November 22, 2005 includes the write-off of $14.4 million of deferred financing fees related to the prepayment and retirement of debt. Interest Expense for the periods ended December 31, 2005 includes $2.4 million of bridge loan expenses.